Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Toby Hong Xu, Chief Financial Officer of Alibaba Group Holding Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.

the Company’s annual report on Form 20-F for the fiscal year ended March 31, 2023, as amended by Amendment No. 1 thereto (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: February 23, 2024

By:	/s/ Toby Hong Xu
Name: Toby Hong Xu
Title: Chief Financial Officer